UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

----------------------------------------------------------------

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22172

----------------------------------------------------------------

World Funds Trust
(Exact name of registrant as specified in charter)

----------------------------------------------------------------

8730 Stony Point Parkway,
Suite 205
Richmond, VA 23235
(Address of principal executive offices)

The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801
(Name and address of agent for service)

With Copy to:

John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway
Suite 310
Leawood, KS 66211

----------------------------------------------------------------

Registrant’s telephone number, including area code: (804) 267-7400

Date of fiscal year end: September 30

Date of reporting period: September 30, 2025

The Cook & Bynum Fund

ITEM 1. (a) Report to Stockholders.

The Cook & Bynum Fund COBYX Annual Shareholder Report | September 30, 2025

This annual shareholder report contains important information about The Cook & Bynum Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.cookandbynum.com/invest-with-us/mutual-fund/reports-filings/. You can also request this information by contacting us at (877) 839-2629.

This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the period? (based on a hypothetical $10,000 investment)
Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
The Cook & Bynum Fund	$152	1.49%

How did the Fund perform?

The Cook & Bynum Fund (the “Fund”) delivered a positive return for the period of October 1, 2024 to September 30, 2025. After a steep decline in fourth quarter 2024, the Fund is up significantly in calendar year 2025. The Fund has benefitted from a weak U.S. dollar and renewed investor interest in international markets. Valuations in many emerging markets remain historically low, and the Fund has taken advantage via four new investments.

CUMULATIVE PERFORMANCE (based on a hypothetical $10,000 investment)

ANNUAL Performance
		Average Annual Return (%)
	1 Year	5 Year	10 Year
The Cook & Bynum Fund	3.49%	10.83%	4.26%
MSCI ACWI Net Total Return Index	17.27%	13.54%	11.90%

The MSCI All Country World Index (ACWI) Net Total Return Index captures the performance of large- and mid-cap stocks across 23 developed and 24 emerging markets, reflecting dividends reinvested after withholding taxes. It offers a broad, global equity benchmark covering approximately 85% of the investable market capitalization.

Visit https://www.cookandbynum.com/invest-with-us/mutual-fund/performance/ for more recent performance information.

The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Cook & Bynum Fund	PAGE 1

KEY FUND STATISTICS (as of September 30, 2025)
Fund Net Assets	$77,506,723
Number of Holdings	14
Total Net Advisory Fee	$687,291
Portfolio Turnover Rate	5.90%
Visit https://www.cookandbynum.com/invest-with-us/mutual-fund/performance/ for more recent performance information.

WHAT DID THE FUND INVEST IN? (% of Net Assets as of September 30, 2025)
Top 10 Holdings	(%)
Arca Continental S.A.B. de C.V.	24.67%
Berkshire Hathaway Class B	20.39%
Coca-Cola Embonor SA	9.89%
Anheuser-Busch InBev SA/NV	9.87%
US Treasury 10/02/2025	7.17%
Fomento Economico Mexicano SAB	6.94%
Liberty Latin America Ltd. Class C	4.32%
Union de Cervecerias Peruanas Backus y Johnston SA	3.57%
US Bank MMDA	3.52%
BIM Birlesik Magazalar AS	2.50%
Geographic Breakdown	Sector Breakdown

SOFT DRINK BOTTLING AND DISTRIBUTION
34.56%
CONGLOMERATES
20.39%
BREWERIES
14.83%
SHORT TERM INVESTMENTS
10.69%
RETAIL - CONVENIENCE STORES
9.38%
CONSUMER STAPLES - MERCHANDISE RETAIL
5.47%
WIRED AND WIRELESS TELECOMMUNICATIONS CARRIERS
5.20%
HEALTH CARE SERVICES
1.33%
INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS
0.61%

MATERIAL FUND CHANGES

During the 2024 fiscal year, the Cook & Bynum Funds Trust Board approved an Agreement and Plan of Reorganization (“Agreement”) providing for a reorganization (the “Reorganization”) of The Cook & Bynum Fund, a series of the Cook & Bynum Funds Trust (the “Target Fund”) into The Cook & Bynum Fund, a series of World Funds Trust (the “Acquiring Fund”). Shareholders of record of the Target Fund as of August 12, 2024 voted to approve the Reorganization at a special shareholder meeting held on September 16, 2024. The Reorganization closed on October 4, 2024 and, at its conclusion, all assets and liabilities of the Target Fund were reorganized into the Acquiring Fund.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://www.cookandbynum.com/invest-with-us/mutual-fund/reports-filings/.

The Cook & Bynum Fund	PAGE 2

ITEM 1. (b) Not applicable.

ITEM 2.       CODE OF ETHICS.

(a)      The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)      There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)      The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)      Not applicable.

(f)      The code of ethics is attached hereto as exhibit 19(a)(1).

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees. The aggregate fees billed for the first initial year in the Trust for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year is $19,500 for 2025.

(b)      Audit-Related Fees. The aggregate fees billed in the first initial year in the Trust for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item is $0 for 2025.

(c)      Tax Fees. The aggregate fees billed in the first initial year in the Trust for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning is $3,300 for 2025. The nature of the services comprising these fees include preparation of excise filings and income tax returns and assistance with calculation of required income, capital gain and excise distributions.

(d)      All Other Fees. The aggregate fees billed in the first initial year in the Trust for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 for 2025.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)      NA

(c)      0%

(d)      NA

(f)      The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)      The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the first initial year in the Trust of the registrant was $0 for 2025.

(h)      Not applicable.

(i)      Not applicable.

(j)      Not applicable.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.       INVESTMENTS.

(a)      The Registrant’s Schedule of Investments is included as part of the Financial Statements and Financial Highlights filed under Item 7 of this Form.

(b)      Not applicable.

ITEM 7.       FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

FINANCIAL STATEMENTS
AND OTHER INFORMATION

Year Ended September 30, 2025

The Cook & Bynum Fund

THE COOK & BYNUM FUND
Schedule of Investments	September 30, 2025
		Shares	Value
81.88%	COMMON STOCKS

14.83%	BREWERIES
	Ambev SA ADR	483,092	$1,077,295
	Anheuser-Busch InBev SA/NV ADR	128,304	7,648,201
	Union de Cervecerias Peruanas Backus y Johnston SAA(A)	500,000	2,764,937
			11,490,433

20.39%	CONGLOMERATES
	Berkshire Hathaway - Class B(A)	31,436	15,804,135

5.47%	CONSUMER STAPLES - MERCHANDISE RETAIL
	AG Anadolu Grubu Holding AS(A)	2,110,000	1,312,746
	BIM Birlesik Magazalar AS	149,000	1,939,336
	Migros Ticaret AS(A)	92,554	990,889
			4,242,971

1.33%	HEALTH CARE SERVICES
	Euroeyes International Eye Clinic, Ltd.	2,601,000	1,032,786

0.61%	INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS
	Gesco SE	26,532	476,595

9.38%	RETAIL - CONVENIENCE STORES
	CP ALL PCL	1,297,700	1,892,187
	Fomento Economico Mexicano SAB de CV ADR	54,513	5,376,617
			7,268,804

24.67%	SOFT DRINK BOTTLING AND DISTRIBUTION
	Arca Continental S.A.B. de C.V.	1,820,263	19,118,551

5.20%	WIRED AND WIRELESS TELECOMMUNICATIONS CARRIERS
	Liberty Latin America Ltd. - Class A(A)	81,841	678,462
	Liberty Latin America Ltd. - Class C(A)	396,914	3,349,954
			4,028,416

81.88%	TOTAL COMMON STOCKS		63,462,691
	(Cost: $44,969,897)

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Schedule of Investments - continued	September 30, 2025
		Shares/ Principal	Value
9.89%	PREFERRED STOCKS

9.89%	SOFT DRINK BOTTLING AND DISTRIBUTION
	Coca-Cola Embonor SA - Class A	5,301,259	$7,662,710

9.89%	TOTAL PREFERRED STOCKS		7,662,710
	(Cost: $10,125,460)

10.69%	SHORT TERM INVESTMENTS

7.17%	US TREASURY BILL
	US Treasury 10/02/2025 0.021%(B)	5,560,000	5,559,359
	(Cost: $5,559,359)

3.52%	MONEY MARKET FUND
	US Bank MMDA 2.27%(C)	2,731,938	2,731,938
	(Cost: $2,731,938)

10.69%	TOTAL SHORT TERM INVESTMENTS		8,291,297
	(Cost: $8,291,297)

102.46%	TOTAL INVESTMENTS		79,416,698
	(Cost: $63,386,654)
(2.46)%	Liabilities in excess of other assets		(1,909,975)
100.00%	NET ASSETS		$77,506,723

(A)   Non-income producing.

(B)   Zero coupon security. The rate shown is the yield-to-maturity as of September 30,2025.

(C)   Effective 7 day yield as of September 30, 2025.

ADR - Security represented is held by the custodian in the form of American Depositary Receipts.

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Statement of Assets and Liabilities	September 30, 2025
ASSETS
Investments at value (cost of $63,386,654) (Note 1)	$79,416,698
Receivable for capital stock sold	827
Dividends and interest receivable	23,682	*
Tax reclaims receivable	40,070	*
Prepaid expenses	51,829
TOTAL ASSETS	79,533,106
LIABILITIES
Payable for securities purchased	1,929,797	*
Payable for capital stock redeemed	1,707
Unrealized loss on foreign currency spot trades	9,726
Accrued advisory fees	43,878
Accrued accounting, administration and transfer agent fees	3,730
Other payables and accrued expenses	37,545
TOTAL LIABILITIES	2,026,383
NET ASSETS	$77,506,723
Net Assets Consist of:
Paid-in capital	$64,382,938
Distributable earnings (accumulated deficits)	13,123,785
Net Assets	$77,506,723
NET ASSET VALUE PER SHARE
Shares of common stock outstanding (unlimited number of shares authorized)	4,529,581
Net Asset Value, Offering and Redemption Price Per Share	$17.11

*   Cost of: $23,680 for Dividends and interest receivable, $39,960 for Tax reclaims receivable and $1,938,771 for Payable for securities purchased.

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Statement of Operations	Year Ended September 30, 2025
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $264,061)	$1,777,247
Interest	172,005
Total investment income	1,949,252
EXPENSES
Investment advisory fees (Note 2)	1,073,181
Record keeping and administrative services (Note 2)	48,178
Accounting Fees (Note 2)	30,036
Transfer Agent fees and expenses (Note 2)	32,367
Custody fees	40,472
Registration and filing fees	36,860
Trustee fees	15,129
Legal fees	40,701
Service fees	32,939
Insurance fees	7,361
Auditing and tax fees	21,750
Shareholder servicing and reports	56,517
Compliance fees (Note 2)	9,701
Other	25,879
Total expenses	1,471,071
Advisory fee waivers (Note 2)	(397,890)
Net Expenses	1,073,181
Net investment income (loss)	876,071
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(2,653,322)
Net realized gain (loss) on foreign currency transactions	672
Total net realized gain (loss)	(2,652,650)

Net change in unrealized appreciation (depreciation) of investments	3,901,569

Net realized and unrealized gain (loss) on investments and foreign currency transactions	1,248,919
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$2,124,990

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Statements of Changes in Net Assets
	Year Ended September 30, 2025	Year Ended September 30, 2024
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$876,071	$1,086,691
Net realized gain (loss) on investments and foreign currency transactions	(2,652,650)	800,811
Net change in unrealized appreciation (depreciation) of investments	3,901,569	4,584,611
Increase (decrease) in net assets from operations	2,124,990	6,472,113
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from earnings	(910,973)	(750,984)
Decrease in net assets from distributions	(910,973)	(750,984)
CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold	12,902,975	6,520,404
Distributions reinvested	893,286	742,301
Shares redeemed	(14,263,071)	(5,779,899)
Increase (decrease) in net assets from capital stock transactions	(466,810)	1,482,806
NET ASSETS
Increase (decrease) during year	747,207	7,203,935
Beginning of year	76,759,516	69,555,581
End of year	$77,506,723	$76,759,516

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Financial Highlights

Net asset value, beginning of year
Investment activities
Net investment income (loss)(1)
Net realized and unrealized gain (loss) on investments
Total from investment activities
Distributions
Net investment income
Total distributions
Paid-in capital from redemption fees
Net asset value, end of year
Total Return
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross
Expenses, net of fee waivers
Net investment income (loss) including reimbursement/waiver
Portfolio turnover rate
Net assets, end of year (000’s)

(1)    Per share amounts calculated using the average shares outstanding during the year.

(2)    Less than $0.005 per share.

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Selected Per Share Data Throughout Each Year
Years Ended September 30,
2025	2024	2023	2022	2021
$16.77	$15.48	$11.89	$12.98	$10.87

0.20	0.24	0.18	0.33	0.08
0.35	1.22	3.58	(1.13)	2.07
0.55	1.46	3.76	(0.80)	2.15

(0.21)	(0.17)	(0.17)	(0.29)	(0.04)
(0.21)	(0.17)	(0.17)	(0.29)	(0.04)
—	—	— (2)	—	— (2)
$17.11	$16.77	$15.48	$11.89	$12.98
3.49%	9.42%	31.71%	(6.39%)	19.80%

2.04%	2.04%	2.08%	2.23%	2.20%
1.49%	1.49%	1.49%	1.49%	1.49%
1.22%	1.44%	1.19%	2.54%	0.66%
6%	2%	4%	0%	0%
$77,507	$76,760	$69,556	$50,607	$58,064

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Notes to Financial Statements	September 30, 2025

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Cook & Bynum Fund (the “Fund”) is a non-diversified series of the World Funds Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on April 9, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund’s Board of Trustees (the “Board”) held a Special Meeting of Shareholders of the Fund on September 16, 2024 for the purpose of approving an Agreement and Plan of Reorganization, under which all of the assets and liabilities of the Cook & Bynum Fund (the “Predecessor Fund”), a series of the Cook & Bynum Trust, were exchanged for shares of the Fund of equal value to the Net Assets of the Predecessor Fund on October 4, 2024. The Predecessor Fund commenced operations on March 18, 2009.

The Fund is the successor to the Predecessor Fund and has the same investment objective and strategies as the Predecessor Fund. The Reorganization was accomplished through a tax-free exchange of shares for the fair values, costs and unrealized appreciation (depreciation), as noted below. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Predecessor Fund were carried forward to align to ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The details of the Reorganization at the close of business on October 4, 2024 is shown below:

Net Assets	Unrealized Appreciation (Depreciation)	Shares Outstanding	Net Asset Value Per Share
$77,276,555	$12,580,051	4,581,984	$16.87

The investment objective of the Fund is to seek long-term growth of capital.

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by Cook & Bynum Capital Management, LLC (the “Advisor”) to make investment decisions, and the results of the Fund’s operations, as shown in its Statement of Operations and Financial Highlights, is the information utilized for the day-to-day management of the Fund. The Fund and the Advisor are parties to an expense agreement as disclosed in the Notes to the Financial Statements, and resources are not allocated to the Fund based on performance measurements. Due to the significance of oversight and its role in the Fund’s management, the Advisor’s portfolio manager is deemed to be the Chief Operating Decision Maker.

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	September 30, 2025

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Fund’s securities are valued at current market price. Equity securities, including common stocks and preferred stocks, traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and they are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”). Short-term securities, including bonds, notes, debentures, and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks are valued at current market quotations as provided by an independent pricing service approved by the Board of Trustees (the “Board”). Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Although the Board is ultimately responsible for fair value determinations under Rule 2a-5 of the 1940 Act, the Board has delegated day-to-day responsibility for oversight of the valuation of the Fund’s assets to the Advisor as the Valuation Designee pursuant to the Fund’s policies and procedures. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable for a portfolio security as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded, but prior to the time as of which the Fund’s NAV is calculated, that is likely to have changed the value of the security. The Fund may use fair value pricing more often due to the Fund’s global focus.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Valuation Designee believes accurately reflects fair value. Any method used will be approved

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	September 30, 2025

by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

Various inputs are used in determining the value of the Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the level of inputs used to value the Fund’s investments as of September 30, 2025:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets
Common Stocks	$63,462,691	$—	$—	$63,462,691
Preferred Stocks	7,662,710	—	—	7,662,710
US Treasury Bill	—	5,559,359	—	5,559,359
Money Market Fund	2,731,938	—	—	2,731,938
	$73,857,339	$5,559,359	$—	$79,416,698

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	September 30, 2025

Refer to the Fund’s Schedule of Investments for a listing of the securities by sector type. The Fund held no Level 3 securities at any time during the year ended September 30, 2025.

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense as incurred.

Reclassification of Capital Accounts

GAAP requires certain components of net assets related to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2025, there were no such reclassifications.

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	September 30, 2025

Foreign Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes, a portion of which may be reclaimable, recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor provides investment services for an annual fee of 1.49% of the Fund’s daily net assets.

The Advisor earned and waived management fees for the year ended September 30, 2025, as follows:

Management Fee Earned	Management Fee Waived
$1,073,181	$397,890

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.49% of the daily net assets of the Fund. This agreement is in effect until February 1, 2026. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three years following the date such waiver and/or reimbursement was made, provided that the

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	September 30, 2025

Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

The total amounts of recoverable reimbursements as of September 30, 2025, are as follows:

Recoverable Waivers and/or Reimbursements and Expiration Date
2026	2027	2028	Total
$381,321	$417,191	$397,890	$1,196,402

Commonwealth Fund Services, Inc. (“CFS”), acts as the Fund’s administrator, fund accountant and transfer and dividend disbursing agent. For its services, fees to CFS are computed daily and paid monthly. For the year ended September 30, 2025, the following fees were paid by the Fund to CFS:

Administration	Transfer Agent	Accounting
$38,559	$26,443	$20,961

The amounts reflected on the Statement of Operations for Administration, Transfer Agent and Accounting fees may include out of pocket expenses not paid to CFS.

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus LLP. J. Stephen King Jr. and Robert Rhatigan, each an Assistant Secretary of the Trust, are Partners of Practus LLP. Neither the officers and/or directors of CFS, Mr. Lively, Mr. King or Mr. Rhatigan receive any special compensation from the Trust or the Fund for serving as officers of the Trust.

The Fund’s Chief Compliance Officer is the Managing Member of Watermark Solutions, LLC (“Watermark”), which provides certain compliance services to the Fund. For the year ended September 30, 2025, Watermark received $9,701 in fees from the Fund.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from the sales of securities other than short-term investments for the year ended September 30, 2025, were as follows:

Purchases	Sales
$6,332,312	$3,998,638

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	September 30, 2025

NOTE 4 –  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The tax character of distributions paid during the years ended September 30, 2025 and 2024, were as follows:

Distributions paid from:	Year Ended September 30, 2025	Year Ended September 30, 2024
Ordinary income	$910,973	$750,984
	$910,973	$750,984

As of September 30, 2025, the components of distributable earnings (accumulated deficits) on a tax basis were as follows:

Undistributed net investment income (loss)	$808,272
Other accumulated losses	(3,714,514)
Net unrealized appreciation (depreciation)	16,030,027
$13,123,785

As of September 30, 2025, the Fund had a capital loss carryforward of $3,714,514, on which $1,712 is considered short term and $3,712,802 is considered long term. These losses may be carried forward indefinitely.

The cost of securities for Federal Income tax purposes and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$63,386,669	$28,782,817	$(12,752,788)	$16,030,027

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sale losses.

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	September 30, 2025

NOTE 5 – TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Shares of beneficial interest transactions for the Fund were:

	Year Ended September 30, 2025	Year Ended September 30, 2024
Shares sold	768,159	396,154
Share reinvested	59,592	44,906
Shares redeemed	(876,277)	(354,987)
Net increase (decrease)	(48,526)	86,073

NOTE 6 – LINE OF CREDIT

The Fund has a line of credit (“LOC”) with U. S. Bank National Association to be used primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral. The LOC will mature, unless renewed, on October 6, 2026. Borrowing under the LOC is limited to the lesser of $7,000,000, 10% of the total market value of the Fund, or 33 1/3% of the assets held in the Fund’s pledge account. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 7.25% at September 30, 2025. During the year ended September 30, 2025, the Fund did not borrow under this arrangement and had no outstanding borrowings on September 30, 2025.

NOTE 7 – NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors. Investments in foreign securities and foreign currency transactions involve currency exchange risks, which relate to fluctuations in exchange rates between the U.S. dollar and foreign currencies and may negatively affect the value of the Fund’s investments in foreign securities. As of September 30, 2025, 70.04% of the Fund’s net assets were invested in foreign securities. As of September 30, 2025, the Fund had 34.56% of its net assets invested in securities within the Soft Drink Bottling and Distribution industry. For specific industry concentration, please reference the Schedule of Investments.

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	September 30, 2025

NOTE 8 – RISKS OF INVESTING IN THE FUND

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A complete description of the principal risks is included in the Fund’s prospectus under the heading “Principal Risks.”

NOTE 9 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the Statement of Assets and Liabilities through the date on which these financial statements were issued. Except as noted above, no additional items require disclosure.

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Cook & Bynum Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Cook & Bynum Fund (the “Fund”), a series of World Funds Trust, as of September 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025 the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and broker. Our audits also included evaluating the

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Report of Independent Registered Public Accounting Firm - continued

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 26, 2025

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Supplemental Information

Changes in and disagreements with accountants for open-end management investment companies.

Not applicable.

Proxy disclosures for open-end management investment companies.

Not applicable.

Remuneration paid to Directors, Officers, and others of open-end management investment companies.

See the Statement of Operations and Note 2 for remuneration paid to Officers. See the Statement of Operations for remuneration paid to Trustees.

Advisory Agreement Renewal

Not applicable.

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Letter to Shareholders	September 30, 2025

Dear Partners:

For the one-year period ended September 30, 2025, The Cook & Bynum Fund (the “Fund”) returned 3.49% while the MSCI All Country World Index (“MSCI ACWI”)1 rose 17.27%.

The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent quarter-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629) or visit our website at www.cookandbynum.com/cobyx.

As shown in the Prospectus dated January 28, 2025, the gross and net expense ratios of the Fund were 1.97% and 1.49%, respectively. Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%. This agreement is in effect through February 1, 2026. For additional information, please reference Note 2 in the Fund’s Core Financial Statements dated September 30, 2025.

Portfolio Update

International markets, both emerging and developed, have outperformed the U.S. so far in 2025 providing a tailwind for the Fund given its substantial international investments. After a steep decline for the Fund in the fourth quarter of 2024, most of our investments delivered strong returns in 2025, reflecting solid business performance. The Fund’s businesses in aggregate have a net cash balance sheet, have grown dollar revenue at an 8% annual rate for the last five years, earn a 16% operating margin and a 15% return on equity, yet trade at a mere 14x forward price-to-earnings (P/E) ratio2. Valuations in many emerging markets remain historically low, and the Fund has taken advantage of this via four new investments this year. We believe the Fund’s portfolio is attractively valued in both absolute and relative terms.

______________________

1      The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes.

2      Price-to-earnings ratio is the measure of the share price relative to the annual net income earned by a company, per share.

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	September 30, 2025

Our research team, now six strong and the largest in our history, is extremely busy. Following our second multi-week visit to Southeast Asia in the last year, we recently initiated a new position in Thailand. We have been visiting Thailand since 2008, and we think the recent decline in valuations has created an opportunity. The dominant competitive position of our business is immediately apparent to anyone walking the streets of Bangkok or Chiang Mai. Our investment commands a staggering 70% market share of modern grocery retail, including what we consider to be among the best convenience store businesses in the world alongside FEMSA’s Oxxo in Mexico (another Cook & Bynum Fund holding). A sell-off in Thailand’s retail sector, driven by concerns over politics, the U.S. trade war, and a recent decline in Chinese tourism, has allowed us to purchase a stake in this wonderful business at a 14x forward P/E, the lowest level since the global financial crisis. The company operates 79% of all the convenience stores in the country, with this segment contributing 85% of net profit. A quarter of the Thai population visits the company’s stores each day. Unlike in the West, the value proposition of convenience stores in Asia is more food-centric: nearly one-third of the company’s convenience sales are from ready-to-eat products. The company’s ready-to-eat supply chain, know-how, and distribution capabilities are strong and durable competitive advantages. We view convenience stores as well-insulated from online retail. Today, 11% of the company’s convenience sales are already online with fulfillment happening from the company’s own stores. The

______________________

*   A forward P/E multiple is a valuation metric that divides a company’s current stock price by its estimated earnings per share (EPS) for the next 12 months. The Standard and Poor’s 500 (S&P 500), is a stock market index tracking the stock performance of 500 of the largest companies listed on stock exchanges in the United States. The MSCI Emerging Markets ex China Index captures large and mid cap representation across 23 of the 24 Emerging Markets (EM) countries excluding China. With 635 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 1,377 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Latin America Index captures large and mid cap representation across 5 Emerging Markets (EM) countries in Latin America. With 88 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	September 30, 2025

convenience industry is poised to benefit from the continued urbanization and aging of Thai society, much as it has in more mature markets like Japan, Korea, and Taiwan. We are thrilled to own such a strong, growing business at this attractive valuation.

Forward P/E of Dominant Thai Retailer

40x
30x
20x
10x
0x
14.1x
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Bloomberg.

Markets have rapidly shrugged off the global trade war. Confidence abounds, and capital continues to pour into artificial intelligence (AI) at a staggering scale. While we are enthusiastic users of AI and have leveraged its capabilities to broaden and accelerate our research, we have not identified investment opportunities in the space with adequate discounts to intrinsic value. We have not developed sufficient confidence in the durability of profits of any business with large AI exposure to justify today’s market prices. Conversely, we have avoided many companies whose business models are being upended by this technology. We expect AI to bring disruption comparable to, or even greater than, that of the internet. The market is beginning to recognize that many companies, including some of the largest technology companies built over the last decade, face existential threats. We remain confident that each company in our portfolio is well positioned to avoid major disruptions from AI. In fact, many of our companies are actively adopting this technology improving their operational efficiencies and strengthening their bottom lines at a faster pace than their competitors can match.

Today’s investors are quick to assign tens or even hundreds of billions of dollars of market value to companies announcing the latest AI partnership, yet they overlook the defensive and growing earning streams of businesses like those in our portfolio. So far, the market has overlooked many exciting developments at our companies. A case in point is our investment in the Peruvian brewer Backus y Johnston. Backus y Johnston is the highest quality business in our portfolio, and it trades at its lowest valuation in fifteen years. A controlled subsidiary of Anheuser Busch InBev (ABI), it enjoys a remarkable beer market share in Peru of more than 90%, generates a 32% net income margin and return on invested capital north of 100%, has a net cash balance sheet, and

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	September 30, 2025

a growth runway with low per capita beer consumption in Peru. Backus’ forward P/E multiple is more than 30% lower than ABI’s, but we think the Peruvian business is one of the crown jewels of ABI’s business. The facts that Backus has no investor relations and that it publishes only in Spanish certainly contribute to its mispricing. Being listed in Peru, a small emerging market that is hard to access for foreign investors and where trading volumes have fallen over the years, also contributes. Peru’s government recently approved an eighth withdrawal from the country’s private pension funds. These withdrawals, which began during the 2020 pandemic, have cut the pension system’s assets by half. These pension funds have been forced sellers of Peruvian stocks in recent years which has disproportionately affected less liquid companies like Backus. The pension funds sold their last remaining shares of Backus in a block trade in early September, with the company itself as the buyer. These peculiarities provide us the opportunity to own an unbelievable business at a modest price. In the last four years alone, we have collected dividends worth nearly half of today’s market value. We estimate that Backus will pay out a 10% dividend this year and believe the shares represent an exceptional bargain.

Backus y Johnston Income Statement

US$ million	2021	2022	2023	2024	LTM 2Q25
Revenue	$1,516	$1,758	$1,975	$2,013	$2,124
EBIT	639	706	825	815	857
margin	42.2%	40.2%	41.8%	40.5%	40.3%
Net Income	436	474	554	580	688
margin	28.8%	27.0%	28.0%	28.8%	32.4%
Trailing P/E	16.4x	18.3x	14.3x	14.3x	10.3x

Source: Company filings. LTM stands for Last Twelve Months, also known as Trailing Twelve Months, and refers to the most recent 12-month period used to analyze a company’s financial performance. Earnings before interest and taxes (EBIT) is operating earnings, operating profit, and profit before interest and taxes.

Another example of the market overlooking an exciting development is Coca-Cola Embonor, a small cap Chilean bottler which earns half of its profits in Bolivia. In August elections, Bolivian voters decisively rejected the long-ruling Movimiento al Socialismo (MAS) party, which has held power since 2005 and left a legacy of corruption and damaging socialist policies. MAS fell from a Congressional majority to just two congressmen and no senators. Pro-business parties captured nearly every seat in both houses of Congress, and a pro-business candidate was elected President in the recent October 19th runoff. These election results increase our expectations of Embonor’s Bolivian profits over the next fifty years and also enhance Embonor’s attractiveness as an acquisition target. Embonor’s shares have risen year-to-date, but lag both the Chilean index and the other listed Chilean Coca-Cola

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	September 30, 2025

bottler. At a mere 5.4x EV/EBITDA3 and 11x P/E, we believe Embonor’s shares are at a large discount to intrinsic value, especially considering that Coca-Cola bottlers have changed hands at an average EV/EBITDA of 11x over the past fifteen years.

While we cannot predict when the market will once again favor the companies in our portfolio, we remain confident that our businesses are in understandable industries and possess wide economic moats enabling them to deliver growing profit streams to us owners in various scenarios. We are thrilled to own this collection of wonderful, growing businesses at 14x forward P/E.

Capitalizing on Latin America’s Discount

While the year-to-date outperformance of international markets has been positive, the movement has been small compared to the past fifteen years of poor returns from emerging markets, particularly Latin America. For context, from 2010 through September 30th 2025, the MSCI Latin America Index is still down 1%. This is a stark contrast to the prior ten years when the MSCI Latin America Index returned 583%. Valuations in international markets, particularly Latin America, remain at large discounts to the U.S. For example, Arca Continental — a core investment of ours since 2009 — trades at a forward P/E below 14x, near its lowest level since 2010. Despite persistent multiple contraction for more than a decade, Arca has compounded at a satisfactory double-digit rate far exceeding passive benchmarks in the region. Some of the year-to-date outperformance of international markets reflects a weaker U.S. dollar. Year-to-date, the U.S. dollar weakened by 7% on a trade-weighted basis and by an average of 9% versus the Mexican peso, Chilean peso, Peruvian sol, and Brazilian real. These four currencies represent approximately one-third of the Fund’s look-through revenue. Many factors have contributed to the U.S. dollar strength over the last fifteen years, which has been a headwind to the Fund’s international investments for a long time. Recent fiscal and geopolitical concerns have tempered the dollar’s strength so far this year, and a continued weakening of the dollar would be a tailwind for the Fund’s international investments and overall results.

______________________

3      EV/EBITDA is a valuation metric that compares a company’s Enterprise Value (EV) to its Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA).

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	September 30, 2025

U.S. Fed Trade-Weighted Nominal Broad Dollar Index
Weakening dollar
Strengthening dollar
130
120
110
100
90
80
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025

We believe subdued investor interest in countries like Peru, but also other South American markets like Chile and Bolivia where our investments derive meaningful profits, may be at an inflection point. One reason for this is that the stock exchanges of Chile, Peru, and Colombia have recently merged into a single company and are on track to launch a single market for these three countries in early 2026. This should significantly decrease the barriers to access for foreign investors to these three Andean markets. A second reason is the current election cycle across South America. The incumbent presidents in Peru, Chile, and Bolivia (until just recently) are not considered market friendly. The success of Javier Milei’s painful yet groundbreaking market friendly reforms in Argentina have not gone unnoticed across the continent. Boliva’s recent election (as previously described in this letter) decisively rejected socialist politics and current polls suggest the elections in Chile (November 2025) and Peru (April 2026) may bring more market-friendly politics to these countries. One should not underestimate the impact elections can have on renewing investor interest: Argentine stocks have rallied over 70% since Milei’s election in November 2023.

The Opportunity in Beverages

We have long been drawn to the beverage category, recognizing its enduring strengths for both capital preservation and growth. Since our firm’s inception in 2001, we have made 13 investments (out of 44 total) in beverage companies. All but one of these generated profits for the firm, and it is a current holding. We believe our two decades of global research, our network, and our track record demonstrate that these companies are squarely within our circle of competence.

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	September 30, 2025

Beverage companies are deeply out of favor in today’s market. Since 1990, such companies in the S&P 500 have traded at an average 29% premium to the index. Today, however, they trade at an unprecedented 20% discount. This shift is notable: beverage companies only briefly traded at a small discount in April 2009 (a period when we were eagerly purchasing shares of The Coca-Cola Company at 13x P/E) and did not return to trading at a discount valuation until 2024. From 1990 to 2022, investors in S&P 500 beverage companies outperformed the broader index. Yet since 2022, American beverage companies have declined slightly while the S&P 500 has nearly doubled.

Forward P/E Ratio
Total Return
1990 - 2022
2022 - 3Q25
S&P 500
2049%
81%
S&P 500 Beverages
3215%
-4%
40x
35x
30x
25x
20x
15x
10x
1990
1995
2000
2005
2010
2015
2020
2025
S&P 500 Beverages
S&P 500

Source: Bloomberg. S&P 500 Beverages is the S&P 500 Beverages Industry GICS Level 3 Index.

We do not own any of the seven beverage companies in the S&P 500, yet a significant portion of the Fund’s capital is invested in five exceptional beverage companies4 listed in Belgium, Brazil, Chile, Mexico, and Peru. Our beverage holdings currently trade at a weighted average forward P/E of only 12.7x, the lowest valuation in the Fund’s history including during the depths of the global financial crisis in 2008 (graph on the next page). This P/E represents a 44% discount to the S&P 500, a 30% discount to S&P 500 beverage companies, a 10% discount to European beverage companies, and an 8% discount to the MSCI Emerging Markets index. Notably, our beverage holdings have delivered greater U.S. dollar revenue growth since 2019 than all of these groups, and more operating profit growth than all but one. Our beverage holdings in aggregate have much better competitive positions and growth prospects than both their U.S and European peers. We believe this opportunity to own some of the world’s best companies in an out-of-fashion part of the market at historically low valuations is both rare and compelling. We have added to our personal investments in The Fund this quarter.

______________________

4      Of these five beverage companies, two are in the Soft Drink Bottling and Distribution Industry, and three are in the Breweries Industry.

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	September 30, 2025

25x
20x
15x
10x
5x
18.2x
14.1x
12.7x
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
S&P 500 Beverages
BBG European Beverages
C&B Beverage Holdings

Source: Bloomberg, Cook & Bynum estimates. C&B Beverage Holdings forward P/E is the weighted average of all beverage holdings in the portfolio at year-end since inception in 2009. Prior to 2009, the weighted average of Cook & Bynum's two private investment partnerships is used. S&P 500 Beverages is the S&P 500 Beverages Industry GICS Level 3 Index and BBG European Beverages is Bloomberg's Europe 600 Beverages Price Return Index.

The five beverage companies in our portfolio today are each high-quality businesses with wide economic moats protecting a growing stream of cash flows. Market shares and demand in beverages are slow-moving and not subject to rapid change, a trait that enhances our ability to estimate profits in the more distant future. Human prosperity has fueled demand for an ever-expanding array of beverages, and our five beverage companies meet this demand by producing and distributing sparkling soft drinks, isotonics, juices, dairy products, energy drinks, water, and alcohol (among others) in a variety of convenient packaging across more than 50 countries worldwide.

Our companies are market leaders in nearly every geography. They command soft drink volume share of 72% in Mexico and 64% in Chile and control more than 90% of the beer industry in Peru and Colombia. Our companies usually come to the market with the most valuable brands in their categories like Coca-Cola, Sprite, Corona, or Michelob Ultra that have earned consumer trust for decades, if not centuries. Beyond

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	September 30, 2025

brand strength, our companies have built extensive distribution networks capable of moving heavy and bulky products to be present and cold across a highly fragmented and high frequency consumption landscape. Determining the strength of a distribution network requires boots-on-the-ground research and extensive channel checks, which is an important part of our process to identify superior businesses. The characteristics of the beverage business particularly in emerging markets often tend toward high market concentration, and at times, even near-monopolies. Our beverage investments combine dominant brands, distribution advantages, and high market shares, resulting in exceptionally wide economic moats. As Warren Buffett said in 2012, “A great barrier to entry, you know, is something like this. If you gave me $10, $20, $30 billion and told me to go in and try and knock off the Coca-Cola Company with some new cola drink, I wouldn’t have the faintest idea how to do it. I mean, there are billions of people around the world that have something in their mind about Coca-Cola, and you’re not going to change that with $10 or $20 billion.”

While social media has made it easier than ever to launch new brands and create demand, this headwind for large brand owners in beverages is mitigated by the critical importance and difficulty of distribution. The rise and fall of Prime5 in the hydration category illustrate that even a successful brand cannot thrive without a strong distribution network. Below is a summary of the financial results of the Fund’s stake in its beverage companies over the last few years. Our beverage companies have a long history of volume growth, pricing power, attractive returns on capital, and intelligent capital allocation.

The Cook & Bynum Fund Beverage Companies

US$ million	2019	2020	2021	2022	2023	2024	1H25 LTM
Volume	34.0	32.9	37.5	39.2	40.6	40.9	40.3
Revenue	$23.7	$21.8	$27.8	$30.2	$33.9	$34.8	$34.7
EBIT	4.1	3.3	4.5	4.8	5.2	5.4	5.4
Net Profit	2.5	1.9	2.7	2.8	3.0	3.1	3.0
Return on Equity	14.7%	10.6%	15.1%	16.4%	15.9%	15.1%	14.7%

Source: Company filings. Financials represent the Fund’s share of results of its five beverage holdings as of 9/30/2025. Volume is in millions of liters and excludes the results of Backus y Johnston as the company does not disclose it. LTM stands for Last Twelve Months, also known as Trailing Twelve Months, and refers to the most recent 12-month period used to analyze a company’s financial performance. Earnings before interest and taxes (EBIT) is operating earnings, operating profit, and profit before interest and taxes. Return on equity (ROE) is a financial ratio that measures a company’s profitability by showing how much profit it generates for every dollar of shareholder equity.

______________________

5      https://www.businessinsider.com/logan-paul-ksi-prime-energy-drink-sales-decline-2025-6

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	September 30, 2025

Beverage companies, particularly those in our portfolio, are deeply out of favor in today’s market. Valuations have collapsed, and the prevailing sentiment among analysts and investors is that growth has stalled. While we recognize there are genuine headwinds for beverage volumes in some developed markets, we see substantial growth potential in our holdings, which earn 75% of their revenue from emerging markets. The financial results on the previous page speak for themselves. The P/E decline from 16.9x to 12.7x since 2018 for the beverage holdings in our portfolio has been a large headwind to the Fund’s performance, yet today’s valuations are the most attractive we have ever seen for these remarkable and defensive businesses. Despite this multiple contraction headwind, four of our five current beverage holdings have been profitable for us since 2018 with one compounding at north of 14%. This year we added a new position in Ambev, the largest brewer in South America and the Brazil-listed subsidiary of ABI. Ambev boasts a net cash balance sheet, dominant market positions across Latin America, and trades at its lowest P/E ever, with a double-digit free cash flow yield6. We remain confident in the economic moats, growth prospects, and capital allocation at all of our beverage companies. The weak dollar so far this year should provide a tailwind to next year’s margins, just as the strong dollar for much of the last decade has been a headwind.

Cook & Bynum’s Competitive Advantages

Navigating markets today is not for the faint of heart. The world is in a seemingly rapid state of flux amidst multiple ongoing wars, trade tensions, rampant populism, and rapid advances in artificial intelligence (AI), among others. In many ways, our investment process is built for times like these. As Cook & Bynum approaches its 25th year, we want to highlight some of our competitive advantages in allocating capital effectively in today’s markets on behalf of our partners.

Long-Term Investment Horizon

Our long-term investment horizon is a key competitive advantage relative to other investors. This advantage is made possible by having the right partners who share our long-term thinking and allow us to think in terms of decades, not quarters. For that, we are deeply grateful. Our firm’s two longest held positions, Arca Continental and Berkshire Hathaway, are among our most successful. Arca Continental has returned 15% annually since the Fund’s first purchase in 2009 and Berkshire Hathaway has returned 14% annually since the Fund’s first purchase in 2011. In contrast, we believe public markets are increasingly short-term. Passive investors (who are inherently

______________________

6      Free cash flow is the amount by which a business’s operating cash flow exceeds its working capital needs and expenditures on fixed assets. Free cash flow yield divides free cash flow per share by the current share price.

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	September 30, 2025

momentum-driven), algorithms, or multi-strategy hedge funds seeking short-term profits control a growing share of public markets. Speculating over short-term price movements is a hyper competitive, zero-sum game where Cook & Bynum has little advantage. Our primary advantage lies in thinking long-term to estimate a company’s intrinsic value by contemplating the durability of a business’ competitive advantages, a far more complex and nuanced endeavor, while investing only within our circle of competence and when the market price is significantly below our estimate of intrinsic value. We spend our time thinking long-term preparing ourselves to capitalize on the short-termism of others.

Patience and Preparation

We have great respect for the market’s ability to price assets well most of the time. However, we wholeheartedly agree with Benjamin Graham’s allegory of Mr. Market in chapter 8 of The Intelligent Investor, where the stock market is compared to a manic-depressive business partner. For unknown and unpredictable reasons, Mr. Market occasionally makes irresistible offers to either buy or sell a share of your partnership. This erratic behavior creates opportunity for the patient and prepared investor. For nearly 25 years, we have prepared diligently for Mr. Market’s inevitable missteps by researching companies globally and expanding our circle of competence across industries and geographies. Having made only 44 investments since our firm’s start in 2001, our portfolio reflects a combination of extreme patience and extreme decisiveness. One example of this is our investment in FEMSA, a Mexican conglomerate whose most valuable asset is a chain of 25,000 Oxxo convenience stores across the Americas. We have long admired Oxxo as one of the best retail assets in the world. Its impressive double-digit operating margin, the best worldwide in convenience retail, reflects the strength of its business. We first met with the company in the mid-2000s and invested in 2007 before the formation of the Fund in 2009. After selling in 2008 to redeploy capital in the depths of the financial crisis, we diligently followed the company for more than a decade before our second investment in 2020. We have more than doubled our money in this latter investment, a testament to the merit of combining patience and preparation. Today, we believe we are better prepared than ever to take advantage of Mr. Market’s next episode across a wide variety of businesses and geographies.

Nimble and Opportunistic

We search globally for the best investments and have the flexibility to be opportunistic. Some of our best investments have come from situations where competition is limited, often because of artificial constraints on size, asset class, industry, or geography that investors place on their funds which limit their options. Not all constraints are artificial, however. Some of the emerging markets where we

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	September 30, 2025

are currently invested present real challenges for foreign investors to access, thus limiting competition. We relish the advantages gained by doing the administrative, legal, or on-the-ground work to overcome these challenges. Liquidity is another real constraint to varying degrees for all market participants. Many of our largest and most sophisticated competitors do not even look at businesses that trade less than $10 million per day, which shrinks their public equity opportunity set by a whopping 90%. Cook & Bynum can access companies with reduced liquidity that are neglected by larger funds, and the Fund’s portfolio today includes four such investments.

Research Process

Cook & Bynum’s research process began with Dowe and me in our teenage years. Our research process is central to our ability to compound capital at attractive rates over time. The six members of our research team today bring a collection of different skills, talents, and experiences to our daily mission of identifying and investing in undervalued securities. Investing is cumulative, and the research, learnings, and experiences we have gathered since 2001 are irreplaceable. Our decades of travel and meetings form a rich dataset that is an invaluable resource in identifying mispriced securities today. We frequently revisit companies that we first underwrote decades ago as they reach valuations that we once thought were attractive, thus triggering an alert on our watchlist. Studying companies for decades before investing has been a recurring source of profitable investments for us. Another advantage of our global research process is that we study business models across many geographies and not in isolation. This global perspective both improves our understanding of the business and occasionally reveals a mispriced security in an unexpected place. Technology has empowered our research process since the beginning of Cook & Bynum. It is painful to remember investment research without tools like Microsoft Teams, Google Translate, or AI agents. Since ChatGPT’s release in 2022, we have actively incorporated large language models (LLMs) into our research process. So far in 2025, we have seen a dramatic improvement in the contribution of LLMs to our research process. One breakthrough has been the February release of deep research tools by most major LLM providers. These deep research tools combine reasoning models with significant computing power and time to extract, compile, and analyze information from varied sources to answer lengthy and complicated questions. With the right prompting and data sources, these deep research tools can perform respectable preliminary research on companies which gives the research team more time and direction for deeper study. Another exciting breakthrough is our internal development of AI agents to perform an increasing number of research tasks. LLMs are excellent at writing software code, and we have used them to build agents that reference LLM Application Programming Interfaces (APIs) for specific research tasks. Some of these tasks include reading and analyzing news across investible markets worldwide and following developments for certain companies. Our suite of agents is already expanding the reach and bandwidth

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	September 30, 2025

of our research team, and we are excited about their continued development. Additionally, building real tools with new technologies is invaluable to understanding the possibilities and limitations of these technologies. Some of our favorite recent discussions include comparing notes and collaborating with the businesses we own on how to use AI to improve our respective operations.

Network

Long-term investing in companies is inseparable from people. Much of our research involves learning from others. Over the years, we have developed countless relationships with managers, business owners, fellow investors, brokers, lawyers, politicians, academics, etc. in our pursuit of undervalued businesses. These relationships take time, effort, and skill to build yet prove immensely fruitful both personally and professionally. For example, over Cook & Bynum’s history, we have developed countless relationships in the Coca-Cola System worldwide. These relationships have helped us build conviction in several profitable investments for Cook & Bynum investors. We do not think it is an accident that all seven of our investments in the Coca-Cola System have been profitable. In May, I joined the Board of Directors of Coca-Cola Bottling Company United7, the third largest Coca-Cola bottler in the U.S. While I am now advising in an official role with United, we seek to have similar two-way conversations with all the companies we meet. We learn from companies and share insights we have developed through our network and research process that can help others be successful. In several cases, this advice has led to decisions that improved the intrinsic value per share of our investments.

Cook & Bynum’s involvement with the global Coca-Cola System.

______________________

7             Cook, George and Nielsen Elected to Coca-Cola UNITED Board of Directors - Coca-Cola UNITED

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	September 30, 2025

Growing Research Team

We are pleased to announce that Ajitesh Garg has recently joined our research team. Ajitesh was born and raised in Panipat, India and recently earned his MBA from the University of Rochester. He also holds a degree in business from the University of Delhi and is a Chartered Accountant. Ajitesh brings three years of experience in audit and assurance with HLB International’s Indian arm, where he worked with listed conglomerates across various industries. He also spent two years with an Indian boutique value investing firm focused on Indian small and mid-cap equities. He is already making a positive impact on the team.

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund. We invest substantially all of our investable net worth alongside our investors to align, as closely as possible, our incentives with your goals. We eschew leverage as we seek to minimize risk and to maximize long-term returns. We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain. In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment. If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us. Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders. Please see the Schedule of Investments in this report for a complete list of fund holdings.

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	September 30, 2025

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves. At period end, the Fund had 8.23% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills). There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund. Your portfolio manager does not invest with outside managers or hold individual stocks.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, which contains this and other information, please call 1-877-839-COBY (2629) or visit www.cookandbynum.com/cobyx. Must be preceded or accompanied by a current prospectus.

The Cook & Bynum Fund is distributed by Foreside Financial Services, LLC.

FINANCIAL STATEMENTS    |    SEPTEMBER 30, 2025

ITEM 8.       CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.       PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.     REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Reference Item 7, Note 2 which includes remuneration paid to Officers and the Statements of Operations which include remuneration paid to Trustees.

ITEM 11.     STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable because it is not a closed-end management investment company.

ITEM 13.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable because it is not a closed-end management investment company.

ITEM 14.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable because it is not a closed-end management investment company.

ITEM 15.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 16.     CONTROLS AND PROCEDURES.

(a)      The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.     DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable because it is not a closed-end management investment company.

ITEM 18.     RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19.     EXHIBITS.

(a)(1) Code of Ethics in response to Item 2 of this Form N-CSR is attached hereto.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act of 1934 – Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(1)  Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.

(a)(3)(2)  Change in the registrant’s independent public accountant – Not applicable.

(b)      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: December 8, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: December 8, 2025
By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald Principal Financial Officer
Date: December 8, 2025

*   Print the name and title of each signing officer under his or her signature.